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                                                                  EXHIBIT 10.7.2


                          NEWFIELD EXPLORATION COMPANY
                             2000 OMNIBUS STOCK PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 14, 2002)

                                  I.   PURPOSE

         The purpose of the NEWFIELD EXPLORATION COMPANY 2000 OMNIBUS STOCK PLAN (the "Plan") is to provide a means through which NEWFIELD EXPLORATION COMPANY, a Delaware corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ of the Company or its subsidiaries and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. Accordingly, the Plan provides for granting Incentive Stock Options, options that do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee as provided herein.

                               II.   DEFINITIONS

         The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

         (a) "AWARD" means, individually or collectively, any Option or Restricted Stock Award.

         (b)      "BOARD" means the Board of Directors of the Company.

         (c) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity, (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board. Notwithstanding the foregoing, for purposes of Subparagraph IX(d), a "Change of Control" shall not include any merger, consolidation, reorganization, sale, lease, exchange, or similar transaction involving solely the Company and one or more entities that were wholly-owned directly or indirectly by the Company immediately prior to such event.

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         (d)      "CHANGE OF CONTROL VALUE" shall mean (i) the per share price offered to stockholders of the Company in any merger, consolidation, reorganization, sale of assets or dissolution transaction which constitutes a Change of Control, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if a Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee. In the event that the consideration offered to stockholders of the Company in any Change of Control transaction consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         (e) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

         (f) "COMMITTEE" means the Compensation Committee of the Board which shall be comprised solely of two or more outside directors (within the meaning of the term "outside directors" as used in section 162(m) of the Code and applicable interpretive authority thereunder and within the meaning of "Non-Employee Director" as defined in Rule 16b-3).

         (g) "COMMON STOCK" means the common stock, par value $.01 per share, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Paragraph IX.

         (h) "COMPANY" means Newfield Exploration Company, a Delaware corporation.

         (i) An "EMPLOYEE" means any person (including an officer or a director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee); or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

         (l)      "HOLDER" means an employee who has been granted an Award.



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         (m)      "INCENTIVE STOCK OPTION" means an incentive stock option
within the meaning of section 422 of the Code.

         (n) "OPTION" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

         (o) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

         (p) "PLAN" means the Newfield Exploration Company 2000 Omnibus Stock Plan, as hereby amended and restated and as the same may be hereafter amended from time to time.

         (q) "RESTATEMENT EFFECTIVE DATE" means February 14, 2002, the date this amendment and restatement of the Plan was adopted by the Board.

         (r) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

         (s) "RESTRICTED STOCK AWARD" means an Award granted under Paragraph VIII of the Plan.

         (t) "RULE 16b-3" means Securities and Exchange Commission Rule 16b-3 promulgated under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

                 III.   EFFECTIVE DATE AND DURATION OF THE PLAN

         This amendment and restatement of the Plan is effective as of the Restatement Effective Date; provided, however, that if this amendment and restatement of the Plan is not approved by the stockholders of the Company within twelve months after the Restatement Effective Date, then this amendment and restatement shall be void ab initio, and the Plan shall continue in effect as if this amendment and restatement had not occurred. Notwithstanding any provision in the Plan or in any Option Agreement or in any Restricted Stock Agreement, no Option granted on or after the Restatement Effective Date shall be exercisable, and no Restricted Stock Award granted on or after the Restatement Effective Date shall vest, prior to such stockholder approval, except for Awards made with respect to shares of Common Stock authorized to be issued under the Plan prior to the Restatement Effective Date. If this amendment and restatement is approved by the stockholders of the Company as provided above, no further Awards may be granted under the Plan after the expiration of ten years from the Restatement Effective Date. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired, and all Restricted Stock Awards granted under the Plan have vested or been forfeited.

         Awards granted prior to the Restatement Effective Date shall continue to be governed by the terms of the Plan as in effect prior to such date, and nothing in this amendment and restatement of the Plan shall operate to modify or affect in any way any such Award, including, without limitation, any such Award that constitutes an Incentive Stock Option.



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                              IV.   ADMINISTRATION

         (a) COMMITTEE ADMINISTRATION. The Plan shall be administered by the Committee.

         (b) POWERS. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option, nonqualified Option or Restricted Stock Award shall be granted, and the number of shares to be subject to each Option or Restricted Stock Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

         (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

               V.   SHARES SUBJECT TO THE PLAN; GRANT OF OPTIONS;
                        GRANT OF RESTRICTED STOCK AWARDS

         (a) SHARES SUBJECT TO THE PLAN AND AWARD LIMITS. Subject to adjustment from time to time in accordance with the terms of the Plan, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 4,000,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any calendar year is 100,000 shares of Common Stock, of which no more than 50,000 shares of Common Stock may be subject to Restricted Stock Awards (as adjusted from time to time in accordance with the terms of the Plan). The limitation set forth in the preceding sentence shall be applied in a manner that will permit compensation generated under the Plan that is intended to constitute "performance-based" compensation for purposes of section 162(m) of the Code to qualify as such, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options that are canceled or repriced or shares subject to Restricted Stock Awards that are forfeited. Further, notwithstanding any provision of the Plan to the contrary, the maximum number of shares of Common Stock that may be granted as



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Restricted Stock Awards under Paragraph VIII during the term of the Plan is
400,000 shares of Common Stock (as adjusted from time to time in accordance with the terms of the Plan).

         (b) GRANT OF OPTIONS. The Committee may from time to time grant Options to one or more employees determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

         (c) GRANT OF RESTRICTED STOCK AWARDS. The Committee may from time to time grant Restricted Stock Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

         (d) STOCK OFFERED. Subject to the limitations set forth in Paragraph V(a), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

                               VI.   ELIGIBILITY

         Awards may be granted only to persons who, at the time of grant, are employees. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, or any combination thereof.

                              VII.   STOCK OPTIONS

         (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant.

         (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

         (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of



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section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

         (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall specify the effect of termination of employment on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the constructive delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures satisfactory to the Committee with respect thereto. The terms and conditions of the respective Option Agreements need not be identical. Subject to the consent of the Holder, the Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan (including, without limitation, an amendment that accelerates the time at which the Option, or a portion thereof, may be exercisable).

         (e) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph IX, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

         (f) RESTRICTIONS ON REPRICING OPTIONS. Except as provided in Paragraph IX, the Committee may not, without approval of the stockholders of the Company, amend any outstanding Option Agreement to lower the option price (or cancel and replace any outstanding Option Agreement with Option Agreements having a lower price).

         (g) STOCKHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

         (h) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations or other entities who become



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employees as a result of a merger or consolidation or other business transaction with the Company or any subsidiary.

                        VIII.   RESTRICTED STOCK AWARDS

         (a) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more performance targets established by the Committee that are based on the price of a share of Common Stock, the Company's earnings per share, the Company's market share, the market share of a business unit of the Company designated by the Committee, the Company's sales, the sales of a business unit of the Company designated by the Committee, the net income (before or after taxes) of the Company or any business unit of the Company designated by the Committee, the cash flow return on investment of the Company or any business unit of the Company designated by the Committee, the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, the economic value added, the return on stockholders' equity achieved by the Company, reserve additions or revisions, economic value added from reserves, total capitalization, total stockholder return, assets, exploration successes, production volumes, finding and development costs, cost reductions and savings, return on sales, or profit margins, (ii) the Holder's continued employment as an employee for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. The performance measures described in clause (i) of the preceding sentence may be subject to adjustment for specified significant extraordinary items or events; provided, however, that with respect to a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Treasury Regulation section 1.162-27(c)(2)) that has been designed to meet the exception for performance-based compensation under section 162(m) of the Code, such performance measures may only be subject to adjustment to the extent that such adjustment would not cause such Award to cease to be performance-based under applicable Treasury Regulations. In addition, such performance measures may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any subsidiary, division, or department thereof. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

         (b) OTHER TERMS AND CONDITIONS. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. Unless provided otherwise in a Restricted Stock Agreement, the Holder shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions



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have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

         (c) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

         (d) COMMITTEE'S DISCRETION TO ACCELERATE VESTING OF RESTRICTED STOCK AWARDS. The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Holder pursuant to a Restricted Stock Award and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder. Notwithstanding the preceding provisions of this Subparagraph, the Committee may not take any action described in this Subparagraph with respect to a Restricted Stock Award that has been granted to a covered employee (as defined in Paragraph VIII(a)) if such Award has been designed to meet the exception for performance-based compensation under section 162(m) of the Code (unless such action would not cause such Award to cease to be performance-based under applicable Treasury Regulations).

         (e) RESTRICTED STOCK AGREEMENTS. At the time any Award is made under this Paragraph VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical. Subject to the consent of the Holder and the restriction set forth in the last sentence of Subparagraph (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan.

                    IX.   RECAPITALIZATION OR REORGANIZATION

         (a) NO EFFECT ON RIGHT OR POWER. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any subsidiary's capital structure or its business, any merger or consolidation of the Company or any subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.



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
         (b) SUBDIVISION OR CONSOLIDATION OF SHARES; STOCK DIVIDENDS. The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. Any fractional share resulting from such adjustment shall be rounded up to the next whole share.

         (c) RECAPITALIZATIONS. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

         (d) CHANGE OF CONTROL; RESTRICTED STOCK AWARDS. Notwithstanding any provision herein to the contrary, in the event of a Change of Control, any and all Restricted Stock Awards outstanding on the date of such Change of Control automatically shall be fully vested and nonforfeitable.

         (e) CHANGE OF CONTROL; OPTIONS. In the event of a Change of Control, the Committee, acting in its sole discretion without the consent or approval of any Holder, shall, no later than ten days after the approval by the stockholders of the Company of a Change of Control (other than of the type described in clause (iv) of Paragraph II(c)) or no later than thirty days after a Change of Control of the type described in clause (iv) of Paragraph II(c), effect one or more of the following alternatives with respect to outstanding Options, which alternatives may vary among individual Holders and which may vary among Options held by any individual Holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate,
(2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and cause the Company to pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding), or (4) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the



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number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. The provisions of Subparagraphs IX(d) and IX(e) shall not terminate any rights of the Holder to further payments pursuant to any other agreement with the Company following a Change of Control.

         (f) OTHER CHANGES IN THE COMMON STOCK. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, such Award and any agreement evidencing such Award shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Award. In the event of any such change in the outstanding Common Stock or distribution to the holders of Common Stock, or upon the occurrence of any other event described in this Paragraph IX or a Change of Control, the aggregate number of shares available under the Plan and the maximum number of shares that may be subject to Awards granted to any one individual shall be appropriately adjusted to the extent, if any, determined by the Committee, whose determination shall be conclusive.

         (g) STOCKHOLDER ACTION. Any adjustment provided for in the above Subparagraphs shall be subject to any required stockholder action.

         (h) NO ADJUSTMENTS UNLESS OTHERWISE PROVIDED. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                   X.   AMENDMENT AND TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made which would impair the rights of the Holder with respect to an Award theretofore granted without the consent of the Holder, and provided, further, that the Board may not, without approval of the stockholders of the Company, amend the Plan to
(a) increase the maximum aggregate number of shares that may be issued under the Plan, (b) change the class of individuals eligible to receive Awards under the Plan, (c) change or delete Paragraph VII(f), (d) increase the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during any calendar year, (e) increase the maximum number of shares of Common Stock that may be granted as Restricted Stock Awards, (f) permit



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the award of shares of Common Stock other than in the form of a Restricted Stock
Award, (g) provide for additional types of awards, (h) permit the price at which a share of Common Stock may be purchased upon exercise of an Option to be less than the Fair Market Value of a share of Common Stock on the date such Option is granted or (i) alter or otherwise change any provision of this Paragraph X.

                              XI.   MISCELLANEOUS

         (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee any right to be granted an Option, a right to a Restricted Stock Award, or any other rights hereunder except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

         (b) NO EMPLOYMENT RIGHTS CONFERRED; EMPLOYMENT RELATIONSHIP. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time. An employee shall be considered to have terminated employment for purposes of the Plan if such employee's employer ceases to be a parent or subsidiary corporation of the Company (as defined in section 424 of the Code).

         (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

         (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         (e) RESTRICTIONS ON TRANSFER. An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Paragraph VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Committee.

         (f) GOVERNING LAW. THE PLAN SHALL BE construed IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.



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